UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: August 18, 2010
(Date of earliest event reported)
McAfee, Inc.
(Exact Name of Registrant as specified in Charter)

Delaware	Commission File No.:	77-0316593
(State or other Jurisdiction	001-31216	(I.R.S. Employer Identification No.)
of incorporation)
3965 Freedom Circle
Santa Clara, California 95054
(Address of Principal Executive Offices, including zip code)
(408) 346-3832
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1
EX-99.1

ITEM 1.01 Entry into a Material Definitive Agreement.
On August 18, 2010, Intel Corporation (“Intel”), McAfee, Inc. (“McAfee”) and Jefferson Acquisition Corporation, a wholly-owned subsidiary of Intel (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into McAfee. As a result of the merger, Merger Sub will cease to exist, and McAfee will survive as a wholly-owned subsidiary of Intel.
Upon the consummation of the merger, each share of McAfee common stock issued and outstanding immediately prior to the merger (other than (i) shares owned by McAfee, Intel or Merger Sub or any wholly owned subsidiary of the foregoing, and (ii) shares to which appraisal rights are properly sought) and, subject to certain exceptions, each share of McAfee common stock subject to restricted stock awards, vested restricted stock unit awards and vested performance stock unit awards will be converted into the right to receive $48.00 in cash, without interest. Subject to certain exceptions, options to acquire McAfee common stock, unvested restricted stock units and unvested performance units outstanding immediately prior to the consummation of the merger will be converted into options, restricted stock units and performance units, as applicable, denominated in shares of Intel common stock based on formulas set forth in the Merger Agreement with terms and conditions that are otherwise the same as those existing immediately prior to the consummation of the merger.
The completion of the merger is subject to customary conditions, including without limitation, (i) the approval of the merger by McAfee’s stockholders; (ii) expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) clearance of the merger by the European Commission and (iv) receipt of other required foreign antitrust approvals.
The Merger Agreement contains certain termination rights for McAfee and Intel, including, subject to the terms of the Merger Agreement, if McAfee’s Board of Directors determines to accept a “Superior Proposal” (as defined in the Merger Agreement). The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, McAfee may be required to pay Intel a termination fee of $230.0 million.
The above description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. The representations and warranties contained in the Merger Agreement were made only for the purposes of the agreement as of specific dates and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Merger Agreement and should not be relied upon as a disclosure of factual information relating to Intel or McAfee. The Merger Agreement is filed as Exhibit 2.1 hereto and incorporated herein by reference. A copy of the joint press release announcing the execution of the Merger Agreement is furnished as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:
2.1	Agreement and Plan of Merger, dated as of August 18, 2010, by and among Intel Corporation, Jefferson Acquisition Corporation and McAfee, Inc.

99.1	Joint Press Release, dated August 19, 2010.

Additional Information and Where to Find It
McAfee, Inc. (“McAfee”) plans to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed merger with Jefferson Acquisition Corporation, pursuant to which McAfee would be acquired by Intel Corporation (the “Merger”). The proxy statement will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by McAfee through the web site maintained by the SEC at www.sec.gov, and from McAfee by contacting Investor Relations by mail at McAfee, Inc., 3965 Freedom Circle, Santa Clara, California 95054, Attention: Investor Relations, by telephone at (408) 246-5223, or by going to McAfee’s Investor Relations web site at investor.mcafee.com (click on “SEC Filings”).
McAfee and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of McAfee in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in McAfee’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on May 10, 2010. This document is available free of charge at the SEC’s web site at www.sec.gov and from McAfee by contacting Investor Relations by mail at McAfee, Inc., 3965 Freedom Circle, Santa Clara, California 95054, Attention: Investor Relations, by telephone at (408) 246-5223, or by going to McAfee’s Investor Relations web site at investor.mcafee.com (click on “SEC Filings”).
Note on Forward-Looking Statements
The subject document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected benefits and costs of the transaction, the plans, strategies and objectives of management for future operations, and the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, including obtaining antitrust approvals in the U.S., Europe and other jurisdictions, the ability of Intel to successfully integrate McAfee’s operations and employees, the ability to realize anticipated benefits of the proposed Merger, and such other risks as identified in McAfee’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and McAfee’s most recent Quarterly Report on Form 10-Q, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. McAfee assumes no obligation to update any forward-looking statement contained in the subject document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McAfee, Inc.
Date: August 18, 2010	By:	/s/ Jonathan Chadwick
Jonathan Chadwick
Chief Financial Officer

EXHIBIT INDEX
2.1	Agreement and Plan of Merger, dated as of August 18, 2010, by and among Intel Corporation, Jefferson Acquisition Corporation and McAfee, Inc.

99.1	Joint Press Release, dated August 19, 2010.